EXHIBIT 32



                           CERTIFICATION PURSUANT TO
            EXCHANGE ACT RULE 13(a)-14(b) AND 18 U.S.C. SECTION 1350


         In connection with the report of Monsanto Company (the "Company") on Form 10-Q for the period ended May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to Exchange Act Rule 13(a)-14(b) and 18 U.S.C. Section 1350, each of the undersigned officers of the Company does hereby certify that, to the best of such officer's knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ Hugh Grant
                                    --------------------------------------------
                                    Hugh Grant
                                    President and Chief Executive Officer



                                           /s/ Terrell K. Crews
                                    --------------------------------------------
                                    Terrell K. Crews
                                    Executive Vice President and Chief Financial
                                      Officer


June 30, 2006